SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): February 3, 2004
                                                          (December 30, 2003)


                            FRANKLIN AUTO TRUST 2003-1

             (Exact name of registrant as specified in its charter)


         DELAWARE                       333-106297              94-3301790
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                  File Nos.)       Identification Number)


    47 WEST 200 SOUTH, SUITE 500, SALT LAKE CITY, UTAH                 84101
         (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: (801) 238-6700


--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)




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Item 5.             Other Events and Regulation FD Disclosure.

     The Monthly Servicing Report relating to the Franklin Auto Trust 2003-2 for the Collection Period ended December 31, 2003 is attached hereto as Exhibit
19.1 and incorporated herein by this reference.

Item 7.             Financial Statements, Pro Forma Financial Information and
                    Exhibits.

(c) Exhibit

Exhibit 19.1 -      Franklin Auto Trust 2003-2 Monthly Servicing Report for the
                    Collection Period ending December 31, 2003



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                   FRANKLIN AUTO TRUST 2003-2
                                   (Registrant)

                                   By:  Franklin Capital Corporation
                                        Servicer of the Trust

Date:  February 3, 2004                 /s/ Harold E. Miller, Jr.
                                        -------------------------
                                        HAROLD E. MILLER, JR.
                                        President


                                        Exhibits

Exhibit 19.1 - Franklin Auto Trust 2003-2 Monthly Servicing Report for the Collection Period ending December 31, 2003.






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